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EXHIBIT 10.1









                            PARTICIPATION AGREEMENT:
                             COALINGA NOSE PROSPECT




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EXHIBIT 10.1



                            PARTICIPATION AGREEMENT:
                             COALINGA NOSE PROSPECT


A. Production Specialties Co. (Production) has entered into a farm out agreement dated January 1, 2001 with Greka AM Inc. (Greka) and Production has further farmed out to Brothers Oil and Gas Inc. (Brothers) a portion of the Greka farm out.

     Brothers hereby offers Talal Yassin or Assignee (Optionee) an option to participate in a 5% working interest in the farm out set out in Exhibit A attached on the following basis:

        a) Payment to Brothers of $22,500 US as a non-refundable deposit on signing this agreement

        b) Payment of $49,560 US on May 24, 2001. This final payment completes the exercise of the option and funds the estimated dry hole cost of the initial test well on the project.

B.   Brothers represents the following:

        a) Production has entered into a heads of agreement and farm out with Greka dated January 1, 2001

        b) Production has entered into a farm out agreement with Brothers dated March 19, 2001

        c) Terms of farm out to Brothers:

              1) Brothers pays $12,500 US to Production on signing

              2) Brothers pays $112,500 US to Production on completion of satisfactory due diligence

              3) Brothers pays $495,600 US to Production prior to spudding the initial test well

              4) Farmees earn as follows:

                    i.  Pool A:

                        Farmees pay 100% of the cost of the initial test well to earn a 74% net revenue interest until payout of well. After payout, Greka et al back in for a 25% working interest leaving farmees with a 56.25% net revenue interest. Subsequent wells in Pool A will be drilled on a 75/25% heads up basis.

                    ii. Pool B:

                        Greka et al has the option to participate as to a 50% working interest and farmees have the option to participate as to a 50% working interest in a 75% net revenue interest.




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C.   All parties agree:

        a) To execute a mutually satisfactory 1982 AAPL Form 610 operating agreement naming Production or its nominee as operator. This agreement will contain "custom of the trade" provisions.

        b) To execute such other agreements as are deemed reasonable and necessary to implement the intent of these agreements.

D.   Optionees represent:

        a) They have received adequate information on which to base their participation.

        b) They agree that in the event of any failure to pay their share of the non-refundable, or initial test well payment, Brothers may, at its option, cancel these agreements and retain funds advanced as liquidated damages.

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
Please execute one copy and mail to:           Send payments to:
Brothers Oil and Gas Inc.                      Brothers Oil and Gas Inc.
Box 31                                         C/O #910- 688 West Hastings St.
Saturna Island, BC                             Vancouver, B.C. , V6B 1P1
V0N 2Y0

Fax an executed copy to 250-539-5683           Or wire to:
                                               Bank of America, University Branch( 7161)
                                               4795 South Maryland Parkway
                                               Las Vegas, Nevada, 89119
                                               (702) 654-4120
                                               Transit # 122400724
                                               Account #000081822066
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Optionor
Brothers Oil and Gas Inc.

------------------------------------


Optionee
Talal Yassin or Assignee


/s/ Talal Yassin
------------------------------------

Address:      C/O #1208- 1030 West Georgia St., Van., B.C., V6E 2Y3
Telephone:    604-622-7900
FAX:          604-662-7950




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                                    Exhibit A


Lessors: Greka AM and Nahama Energy

Acreage: 8000 acres+ located in Fresno County, California

Optionees: have full access to 3D seismic, conventional seismic, and other geological data upon which to carry out due diligence.

Farm out terms (100%) interest

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
     a) Non refundable deposit on signing agreement:                  $  50,000 US

     b) Payment for completion of satisfactory due diligence:         $ 300,000 US

     c) Estimated dry hole and lease payment due on May 25, 2001:     $ 991,200 US
                                                                      -------------
                                                                      $1,341,200 US
                                                                      =============
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Production Specialties or Nominee to be operator of this prospect.

Initial Test Well #1  (Pool A)

     a) Optionees pay 100% working interest to earn 74% net revenue interest before payout. After payout, Greka et al back in for a 25% working interest and related net revenue interest.

     b) On subsequent wells, in Pool A, drilling and earning will be on a heads up basis (75% working interest Optionees / 25% working interest Greka et al). Optionees will earn 56.25% net revenue interest before and after payout.

Initial Test Well #2  (Pool B)

     a) 180 days after the completion of a successful test well on Pool A, a second test well will be spudded with Optionees having a 50% working interest and Greka et al a 50% working interest

     b)  All subsequent wells on this pool will also be a 50/50 heads up basis




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